                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): March 14, 2000
                                                       ---------------


                           Entrust Technologies Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


                       000-24733                                62-1670648
         -----------------------------------                    ----------
               (Commission File Number)                      (I.R.S. Employer
                                                             Identification No.)

  One Preston Park South, 4975 Preston Park Blvd., Suite 400,           75093
 Plano, TX                                                           ----------
----------------------------------------------------------------     (Zip Code)
         (Address of Principal Executive Offices)

                                (972) 943-7300
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2  Acquisition or Disposition of Assets.
        -------------------------------------

     On March 14, 2000 (the "Closing Date"), Entrust Technologies Inc. (the "Company") completed its acquisition (the "CygnaCom Acquisition") of all of the outstanding stock of CygnaCom Solutions, Inc., a Virginia corporation ("CygnaCom"), pursuant to a Stock Purchase Agreement, dated as of March 14, 2000 (the "Purchase Agreement"), by and among the Company, CygnaCom and Santosh Chokhani, Isadore Schoen, Sarbari Gupta, Sadegh Kavoussi, Peter Hesse, Scott Shorter, Mike Boberski, Johnny Hsiung, Christine Miller, William Taris, Kristina Rogers, Mark Whitaker, and Edward Morris (collectively, the "Stockholders").

     Pursuant to the Purchase Agreement, on the Closing Date, all of the outstanding shares of common stock of CygnaCom were exchanged, in the aggregate, for $16,000,000 in cash (the "Cash Purchase Price"), whereupon CygnaCom became a wholly owned subsidiary of the Company. The Cash Purchase Price was paid for from the proceeds of the Company's follow-on public offering that closed in February, 2000.

     Prior to the Purchase Agreement, CygnaCom was a high technology Company that delivered information technology products and services, with expertise in public key infrastructure, cryptographic technologies, security engineering and systems integration and development. The Company currently intends to continue CygnaCom's business substantially in the manner conducted by CygnaCom immediately prior to the CygnaCom Acquisition.

     The Purchase Agreement and the CygnaCom Acquisition were approved by the Board of Directors of the Company and the Board of Directors and stockholders of CygnaCom. The terms of the Purchase Agreement and the CygnaCom Acquisition were determined on the basis of arm's-length negotiations. Prior to the execution of the Purchase Agreement, neither the Company, nor any of its affiliates, nor any director or officer of the Company nor any associate of any such director or officer, had any material relationship with CygnaCom or any of the Stockholders.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference. The Company's press release dated March 15, 2000, which is filed as Exhibit 99 to this Current Report on Form 8-K, is also incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

     The financial statements of CygnaCom required by this item are not included with this initial report. The required financial statements will be filed by amendment not later than May 30, 2000.
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     (b)  Pro Forma Financial Information.
          -------------------------------

     The pro forma financial information required by this item are not included with this initial report. The required pro forma financial information will be filed by amendment not later than May 30, 2000.

     (c)  Exhibits.
          --------

     See Exhibit Index attached hereto.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 24, 2000                  ENTRUST TECHNOLOGIES INC.
                                       -------------------------------
                                              (Registrant)


                                        By: /s/ John A. Ryan
                                            --------------------------
                                            John A. Ryan
                                            President and
                                            Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------
 2/*/     Stock Purchase Agreement, dated as of March 14, 2000, by and among
          Entrust Technologies Inc., CygnaCom Solutions, Inc. and Santosh
          Chokhani, Isadore Schoen, Sarbari Gupta, Sadegh Kavoussi, Peter Hesse,
          Scott Shorter, Mike Boberski, Johnny Hsiung, Christine Miller, William
          Taris, Kristina Rogers, Mark Whitaker, and Edward Morris.

99        Press Release dated March 15, 2000.

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*  The Company hereby agrees to furnish supplementally a copy of any omitted schedules to the Purchase Agreement to the Securities and Exchange Commission upon its request.